SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (“Agreement”) is made as of the 20th day of June 2012 by and among MOUNT KNOWLEDGE HOLDINGS, INC., a Nevada corporation (the “Company”), and ACCESS ALTERNATIVE GROUP S.A. (the “Seller”).

RECITALS

WHEREAS, the Company wishes to purchase from the Seller, and the Seller wish to sell to the Company, upon the terms and subject to the conditions stated in this Agreement an aggregate of 45,500,000 shares of USA Common Stock (as defined below); and

WHEREAS, in consideration of the purchase of the USA Shares (as defined below), the Company wishes to issue to the Seller the Company Shares (as defined below) and Warrants (as defined below).

NOW THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions.  For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Additional Closing” has the meaning set forth in Section 3.

“Additional Closing Date” has the meaning set forth in Section 3.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in Section 3.

“Closing Date” has the meaning set forth in Section 3.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the Preamble.

“Company Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

1

“Company Shares” shall mean the total number of shares of Company Common Stock set forth opposite each Seller’s name under the heading “Company Shares” on Schedule I hereto.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Losses” has the meaning set forth in Section 8(b)(ii)(A).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its subsidiaries taken as a whole, (ii) the legality or enforceability of any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Piggy-Back Registration” has the meaning set forth in Section 6.

“Registrable Securities” has the meaning set forth in Section 6.

“Registration Statement” has the meaning set forth in Section 6.

“Regulation D” has the meaning set forth in Section 5(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material).

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Securities” means the Company Shares, the Warrants and the Warrant Shares.

“Subsequent Seller” has the meaning set forth in Section 3.

“Transaction Documents” means this Agreement and the Warrant and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated by this Agreement or in accordance with the terms and conditions of any Transaction Document.

“USA Common Stock” means the common stock of Mount Knowledge USA Inc., par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“USA Shares” means the total number of shares of USA Common Stock set forth opposite Seller’s name under the heading “Warrant Shares” on Schedule I hereto.

“Warrants” means, collectively, the common stock purchase warrants to purchase the Warrant Shares in the form of Exhibit A hereto.

“Warrant Shares” means the total number of shares of Company Common Stock set forth opposite Seller’s name under the heading “Warrant Shares” on Schedule I hereto.

2.

Purchase and Sale of the Securities.  Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company shall purchase, and the Seller shall sell to the Company, the USA Shares in exchange for payment as specified in Section 3 below.

3.

Closing.  The completion of the transactions contemplated hereby (the “Closing”) shall occur on the Business Day on which this Agreement has been executed and delivered by the applicable parties thereto and all conditions and covenants set forth in Sections 7(a) and 7(b), in each case, have been satisfied or waived (the “Closing Date”). At the Closing, (a) the Company shall deliver to the Seller the various documents set forth in Section 7(b), and (b) the Seller shall deliver to the Company the various documents set forth in Section 7(a).  The Closing shall take place at the offices of Anslow & Jaclin, LLP, 195 Route 9 South, Manalapan, New Jersey 07726, or at such other location as the Company and the Seller shall mutually agree.  Promptly following the Closing, the Company shall deliver, or shall cause its transfer agent to deliver, to each Seller (y) a certificate registered in the Seller’s name representing that number of shares of Company Common Stock set forth opposite such Seller’s name under the heading “Company Shares” on Schedule I hereto and (z) a Warrant registered in the Seller’s name to purchase up to that number of shares of Company Common Stock set forth opposite such Seller’s name under the heading “Warrant Shares” on Schedule I hereto.

4.

Representations and Warranties of the Company.  The Company hereby represents and warrants to the Seller as follows:

(a)

Organization, Good Standing and Qualification.  The Company has been duly organized and validly exists as a corporation in good standing under the laws of the State of Nevada. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business require such qualification and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify or have such power or authority would not have, singly or in the aggregate, or could not reasonably be expected to have a Material Adverse Effect.

(b)

Authorization.  The Company has full corporate power and authority to enter into the Transaction Documents and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities ~~.~~  The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

(c)

Capitalization.  All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued.  No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company.  Other than as described in the SEC Reports, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement.  There are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them.

(d)

Valid Issuance.  The Securities have been duly and validly authorized and, when issued pursuant to the Transaction Documents, the Securities will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Seller), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.  Upon the due exercise of the Warrants in accordance with its terms, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions (other than those created by the Investor), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

(e)

Consents.  T he execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance of the Securities require no consent of, action by or in respect of, or filing with, any governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

(f)

No Conflict, Breach, Violation or Default.  The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or conflict with or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the certificate or articles of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound or affected, or (iii) violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company, except as to (ii) and (iii) above for such breaches, violations or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.

Representations and Warranties of the Seller.  The Seller hereby severally, and not jointly, represents and warrants to the Company that:

(a)

Organization and Existence.  If such Seller is an entity, such Seller is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

(b)

Authorization.  If such Seller is an entity, the execution, delivery and performance by such Seller of the Transaction Documents to which such Seller is a party have been duly authorized and each will constitute the valid and legally binding obligation of such Seller, enforceable against such Seller in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.  If such Seller is a person, such Seller has reached the age of 21 and has full power and authority to execute and deliver the Transaction Documents to which such Seller is a party and each will constitute the valid and legally binding obligation of such Seller, enforceable against such Seller in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

(c)

Purchase Entirely for Own Account.  The Securities to be received by such Seller hereunder will be acquired for such Seller’s own account, not as nominee or agent, and such Seller is not a broker-dealer registered with the Commission under the Exchange Act or an entity engaged in a business that would require it to be so registered.  Nothing contained herein shall be deemed a representation or warranty by such Seller to hold the Securities for any period of time.

(d)

Brokers and Finders.  No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or any Seller for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Seller.

(e)

Accredited Investor.  Such Seller is an “accredited investor” as defined in Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act (“Regulation D”) and meets the requirements of at least one of the suitability standards for an accredited investor as set forth in Rule 501 of Regulation D.  Such Seller, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial, tax and other matters so as to be capable of evaluating the merits and risks of, and to make an informed investment decision with respect to, the prospective investment in the Securities, which represents a speculative investment, and has so evaluated the merits and risks of such investment.  Such Seller is able to bear the economic risk of an investment in the Securities for an indefinite period and is able to afford a complete loss of such investment.

(f)

Acknowledgement of Risk. Such Seller agrees, acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation that: (a) the Company is a development stage business with limited operating history and may require substantial funds; (b) an investment in the Company is highly speculative and only Persons who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Seller may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; and (e) in the event of a disposition of the Securities, the Seller can sustain the loss of its entire investment. Such Seller has considered carefully and understands the risks associated with an investment in the Securities.

(g)

Restricted Securities.  Such Seller understands and agrees that the Securities have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Seller contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.  The Seller acknowledges that the Seller is familiar with Rule 144 and that such person has been advised that Rule 144 permits resales only under certain circumstances. The Seller understands that to the extent that Rule 144 is not available, the Seller will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(h)

Reliance on Representations.  The Seller agrees, acknowledges and understands that the Company and its counsel are entitled to rely on the representations, warranties and covenants made by the Seller herein.  Such Seller further represents and warrants that this Agreement and the Investor Questionnaire accompanying this Agreement in the form attached hereto as Exhibit B do not contain any untrue statement or a material fact or omit any material fact concerning the Seller.

6.

Piggy-Back Registration.  If at any time on or after the date of this Agreement, the Company proposes to file a registration statement with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder (a “Registration Statement”) with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or by shareholders of the Company for their own account, then the Company shall register the sale of such number of Company Shares and Warrant Shares (collectively, the “Registrable Securities”) as the Seller may request in writing within ten (10) days following receipt of such notice (a “Piggy-Back Registration”).  The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.

7.

Closing Conditions.

(a)

The obligation of the Company to consummate the transactions to be performed by it in connection with the Closing is subject to the following conditions being met:

(i)

the accuracy in all material respects on the Closing Date of the representations and warranties of the Seller contained herein (unless as of a specific date therein);

(ii)

all obligations, covenants and agreements of each Seller required to be performed at or prior to the Closing Date shall have been performed;

(iii)

the delivery by Seller of a completed Investor Questionnaire in the form attached hereto as Exhibit B, duly executed by such Seller;

(iv)

the delivery by Seller of this Agreement, duly executed by such Seller; and

(v)

the delivery Seller of a certificate or certificates evidencing ownership of the number of USA Shares set forth opposite such Seller’s name under the heading “USA Shares” on Schedule I hereto, endorsed in blank or accompanied by duly executed stock powers in blank.

(b)

The respective obligations of the Seller to consummate the transactions to be performed by each of them in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)

all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

(iii)

the delivery by the Company of this Agreement duly executed by the Company.

8.

Miscellaneous.

(a)

Restrictive Legend.  The Securities shall bear the following or similar legend:

“[NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(b)

Survival and Indemnification.

(i)

Survival.  The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

(ii)

Indemfication.

(A)

The Company agrees to indemnify and hold harmless each Seller and its Affiliates and their respective directors, officers, trustees, members, managers, employees and agents, and their respective successors and assigns, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents and will reimburse any such Person for all such amounts as they are incurred by such Person.

(B)

Seller, severally and not jointly, agrees to indemnify and hold harmless the Company and its Affiliates and their respective directors, officers, employees and agents, and their respective successors and assigns, from and against any and all Losses to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the such Seller under the Transaction Documents and will reimburse any such Person for all such amounts as they are incurred by such Person.

(c)

Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Seller, as applicable, provided, however, that a Seller may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a transaction complying with applicable securities laws without the prior written consent of the Company or the other Seller.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Company Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Company Shares” shall be deemed to refer to the securities received by the Seller in connection with such transaction.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

(d)

Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(e)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f)

Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Mount Knowledge Holdings Inc.

228 Park Avenue S. #56101

New York, NY 10003-1502

Tel.

(917) 289-0944

Fax.

(917) 289-0941

www.mkhd.net

With a copy to:

Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Attention: Gregg E. Jaclin, Esq.
Fax: (732) 577-1188

If to the Seller:

Access Alternative S.A.

P.O. Box CB 13997

Nassau, Bahamas

Attention: Robert A. Montgomery

Tel. (242) 362-4163

Email. dianamonty@hotmail.com

(g)

Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

(h)

Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Seller.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.  Notwithstanding the foregoing, Schedule I hereto may be amended by the Company from time to time to add information regarding Subsequent Seller.

(i)

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(j)

Entire Agreement.  This Agreement, including the Exhibits hereto, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

(k)

Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(l)

Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Nevada for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(m)

Independent Nature of Seller’ Obligations and Rights.  The obligations of Seller under any Transaction Document are several and not joint with the obligations of any other Seller, and no Seller shall be responsible in any way for the performance of the obligations of any other Seller under any Transaction Document.  The decision of Seller to purchase Securities pursuant to the Transaction Documents has been made by such Seller independently of any other Seller.  Nothing contained herein or in any Transaction Document, and no action taken by Seller pursuant thereto, shall be deemed to constitute the Seller as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Seller are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Seller acknowledges that no other Seller has acted as agent for such Seller in connection with making its investment hereunder and that no Seller will be acting as agent of such Seller in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Seller shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Seller to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Seller has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Seller and not because it was required or requested to do so by Seller.

 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY

Mount Knowledge Holdings, Inc.

/s/ James D. Beatty

By:

___________________________________

James D. Beatty

Title:

President, Treasurer, Chief Executive Officer and Chief Financial Officer

SELLER

Access Alternative Group S.A.,

a Bahamas corporation

/s/ Robert A. Montgomery

By: ______________________________________

Director

         Title: ____________________________________

13

Seller	USA Shares[1]	Company Shares[2]	Warrant Shares[3]

Access Alternative Group S.A.	45,500,000	45,500,000	11,375,000

1 Reflects the number of USA Shares held by Seller prior to the Closing.

2 Reflects the number of Company Shares to be delivered by the Company to the Seller in accordance with Section 3 of the Agreement.

3 Reflects the number of Warrant Shares underlying the Warrant to be delivered by the Company to the Seller in accordance with Section 3 of the Agreement. Seller shall be entitled to receive a warrant to purchase one Company Share for every four USA Shares sold by Seller to the Company.

14

Exhibit A

Form of Warrant

See attached.

15

Exhibit B

Investor Questionnaire

See attached.

16